Registration No. 33-6418

1940 Act File No. 811-4946

Filed Pursuant to Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated July 6, 2018 to Statement of Additional Information Dated March 31, 2018

Director Retirement; Changes to Board Committees and Roles

Effective June 30, 2018, John Feldt retired from his position as a Director on the Board of Directors (the “Board”) of Thompson IM Funds, Inc. (the “Funds”). Mr. Feldt served as Chairman of the Board and was one of the four Independent Directors of the Funds, meaning he was not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds. Mr. Feldt also served as a member of the Funds’ nominating committee and audit committee, and as the “audit committee financial expert” of the audit committee.

The Board has selected Patricia Lipton to succeed Mr. Feldt as Chairman of the Board. The audit committee has selected George Austin to succeed Mr. Feldt as Chairman of the audit committee and has designated Mr. Austin as its “audit committee financial expert.” The nominating committee has selected Cornelia Boyle to serve as Chairman of the nominating committee, succeeding Ms. Lipton.